Exhibit 99.1
Subsidiary Companies’ Business Highlights
NACCO Materials Handling Group Business Highlights
Leading Global Lift Truck Manufacturer
•	Leading market share positions with large installed population base

•	Comprehensive global product line with many recently introduced or significantly redesigned trucks

•	Globally integrated operations with significant economies of scale
Leading Brands and Market Shares
Hyster® and Yale® are among the most recognized brands in the lift truck industry
•	Leading market share positions in the Americas and worldwide

•	Both brands in business for more than 80 years
Both companies serve the needs of customers across the manufacturing and services spectrum and deliver core competencies in product support and fleet management. Hyster has an additional competency in Big Trucks, serving the needs of ports, steel and rail.
2009 market share in Class I through V industrial lift trucks in the Americas of 21.5%
•	Third largest global lift truck manufacturer with a 2009 global market share of 8%

•	Significant growth opportunities in Europe, Asia-Pacific and China
Comprehensive Product Line
•	Class 1: Electric counterbalanced rider lift trucks: 1 ton — 5.5 ton capacity

•	Class 2: Electric narrow aisle lift trucks: 1.5 ton — 6 ton capacity

•	Class 3: Electric hand lift trucks: 1.5 ton — 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced lift trucks, cushion tire: 1 ton — 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced lift trucks, pneumatic tire: 1 ton — 52 ton capacity
Global Partnerships
Hyster® and Yale® have developed partnerships to support customer needs in equipment, financing, alternative energy and high quality global product availability.
•	Exclusive joint venture in materials handling with GE Financial Services in North America provides a secure and competitive source of equipment and operational financing

•	40 year old joint venture in product development and manufacturing in Japan with Sumitomo Heavy Industries provides access to global markets

•	Product development and supply partnerships with hydrogen fuel cell and advanced battery manufacturers to ensure customers have access to the latest in energy efficient technologies to increase sustainability, reduce operational costs and improve productivity.
Global Scope of Operations
•	Map of NMHG global locations

•	Product development centers in United States, Italy, India, Netherlands, and Japan

•	International Purchasing office in China
Global Economies of Scale
•	Diagram of NMHG economies of scale strategy
Large Global Installed Population
•	Estimated 804,000 Hyster® and Yale® lift trucks in operation worldwide (as of December 31, 2009)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	Approximately 68% of total parts for the Hyster® and Yale® installed base are captured by NMHG in the Americas market (as of December 31, 2009)

•	Over 40,000 customer lift trucks under Hyster® and Yale® fleet management programs

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues
Experienced Management Team
•	Strong team of long-term NMHG managers and executives with global experience

•	Supported by professionals recruited from leading industrial companies, such as Case, Allied Signal and Brunswick
Highly Professional Dealers
•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster® and Yale® dealer networks

•	Independently owned and operated dealers with exclusive product and sales territories

•	Certain dealers represent both Hyster® and Yale® in defined territories

•	Strong global distribution drives market share
Leading National Accounts Program
•	Industry-leading, direct-sales National Accounts program

•	Over 200 National Accounts in a wide range of industries (as of December 31, 2009)

•	Industry penetration in Lumber, Paper, Beverages, Wholesale Foods and Retail

•	Growing global account program
Diversified Customer Base
•	NMHG markets industrial lift trucks into over 600 different end-user applications in more than 600 industries (as of December 31, 2009)

•	Top 10 customers accounted for approximately 31% of 2009 unit sales

Hamilton Beach Business Highlights
Leading Brands and Market Shares
•	One of the leading companies in small kitchen and garment care appliances in North America and growing throughout Latin America

•	Hamilton Beach participates in 40 small kitchen appliance categories, and holds a significant share in many of the key small appliance categories

•	One of the leading companies in the commercial small appliance category, with significant share positions in commercial blenders and spindle mixers

•	Broad complement of key brand names, including the Hamilton Beach® and Proctor Silex® brands, targeted at distinct consumer segments

•	The Hamilton Beach® and Proctor Silex® brands have been extended, via strategic licensing partnerships, to related consumer household products categories such as mid-size home appliances and cookware
Comprehensive Product Line
•	Air Purifiers

•	Automatic Drip Coffee Makers

•	Blenders

•	Can Openers

•	Carafes

•	Coffee Mills

•	Coffee Urns

•	Deep Fryers

•	Drink Mixers

•	Electric Knives

•	Espresso/Cappuccino Makers

•	Fifth Burners

•	Food Choppers

•	Food Processors

•	Food Steamers

•	Griddles

•	Hand Blenders

•	Hand Mixers

•	Hot Pots

•	Ice Cream Makers

•	Ice Shavers

•	Ice Tea Makers

•	Indoor Grills

•	Irons

•	Juice Extractors

•	Juicers

•	Kettles

•	Odor Eliminators

•	Percolators

•	Popcorn Makers

•	Rice Cookers

•	Roaster Ovens

•	Sandwich Toasters

•	Skillets

•	Slow Cookers

•	Stand Mixers

•	Toasters

•	Toaster Ovens

•	Travel Irons/Steamers

•	Waffle Bakers

Strong Retailer Relationships
•	Approximately 1,300 active accounts

•	Has category management responsibilities at Wal-Mart (U.S. and Mexico), Target, Kmart, Sears and a number of other food, drug, and mass merchandise retailers throughout the U.S. and Mexico

•	Has received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart, Sears and others throughout the years

•	Has received vendor “Innovation” and “Quality” awards from Wal-Mart
Low Cost Distribution and Procurement
•	Completed transition out of Hamilton Beach-owned manufacturing to third-party quality sourced products with enhanced low cost position in 2007

•	Industry-leading working capital management
Strong Supplier Relationships
•	Source finished products through more than 50 suppliers primarily located in China, typically with a lead supplier for each product category

•	Working with multiple suppliers allows Hamilton Beach to bring a wide variety of products to market quickly
Experienced Management Team
•	Senior management team averages more than 20 years of experience with Hamilton Beach

•	Highly professional team with significant tenure at Hamilton Beach, as well as experience from industry-leading consumer companies
Increasing Number of Innovative Products
Hamilton Beach® BrewStation® Coffee maker
•	Breakthrough family of carafeless, one-hand dispensing coffee makers

•	A leading seller in the coffee maker product family in the United States (as of December 31, 2009)
Hamilton Beach® Wave~Action® Blenders
•	Wave-Action® system forces mixture down into the blades for smoother results
Hamilton Beach® Stay or Go™ Slow Cooker
•	Clip-tight, lid locks for spill-resistant travel

•	Large, full grip handles make carrying easier
Hamilton Beach® Revolution® Ice Shaver
•	Key product for the restaurant and bar business

•	For smoothies, milkshakes, daiquiris, margaritas and more

Hamilton Beach® Toastation® Toaster & Oven
•	Compact all-in-one appliance that functions as a toaster and a toaster oven
Hamilton Beach® OpenStation™ Can Opener
•	Opens cans, jars, lids and even hard-plastic packaging

Kitchen Collection Business Highlights
Successful, Proven Format
•	Proven Kitchen Collection format has helped Kitchen Collection become the leading specialty retailer of kitchen and related products in outlet malls

•	Focus on wide variety of specialty kitchenware delivers above average margins

•	In August 2006, Kitchen Collection acquired the assets, including the name, of Le Gourmet Chef, Inc., which expanded Kitchen Collection’s presence in outlet and traditional malls

•	As of December 31, 2009, Kitchen Collection had a total of 296 stores; 219 Kitchen Collection® stores and 77 Le Gourmet Chef® stores
Traditional Mall Format
•	Stores located in traditional malls focus on a wide range of nationally branded specialty housewares

•	54 permanent, traditional mall Kitchen Collection® stores are operating as of December 31, 2009

•	16 permanent, traditional mall Le Gourmet Chef® stores are operating as of December 31, 2009

•	Potential market of over 500 traditional enclosed malls nationwide
Continuous Improvement
•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers
•	Number of customer visits

•	Percentage of visitors who purchase

•	Average dollar amount of sales
•	Kitchen Collection continually tests and implements new approaches to further improve these key drivers
Disciplined Overhead Management
•	Headquarters staff provides merchandising expertise, accounting, information systems and oversight with a focus on maintaining a low cost culture
•	Small number of full-time employees at store level
Leading Brand Names
•	Top brands sold by Kitchen Collection® and Le Gourmet Chef® include Kitchen Aid, OXO, Cuisinart, Wilton, Calphalon, Emerilware, Henckels and Wusthof
•	Kitchen Collection sells a wide range of branded housewares including Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from Hamilton Beach Brands, as well as Hamilton Beach®- and Proctor Silex®-branded non-electric gadgets, bakeware and cookware
Efficient Supply Chain
•	The Kitchen Collection distribution center, upgraded in 2006, allows higher throughput in same space
•	The Le Gourmet Chef distribution center, which came online in mid-2008, allows for added efficiency
•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Business Highlights
Coal Production Overview
Coal fuels about 49% of electrical generation in the United States
•	Natural Gas 21%

•	Nuclear 20%

•	Hydroelectric 6%

•	Other renewables 3%

•	Other 1%
The country’s abundant recoverable coal reserves of over 262 billion tons help to provide a lower-cost energy source and offer U.S. energy independence
•	Coal production in the U.S. in 2009 was approximately 1.1 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices, which have dropped recently, are likely to continue to rise as more expensive domestic resources are used to meet demand
Energy sector shows moderate growth.
•	Coal will continue to be an important energy source as new technologies, including coal gasification, show promise in cost-effectively capturing CO2
NAC Focuses on Lignite Coal
NAC is the nation’s largest miner of lignite coal, and the 7th largest coal producer nationwide as of December 31, 2009, delivering 34.1 million tons of coal in 2009
NAC has 2.2 billion tons of coal reserves, including Unconsolidated Mining Operations, of which 1.2 billion tons are committed to current customers as of December 31, 2009
Chart comparing lignite coal to other types of coal
Diverse Mining Locations
Map of NAC’s mine locations
Dependable Financial Performance
•	Steady operating income and cash flow before financing activities

•	High returns on equity
Minimal Exposure to Coal Prices
•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation
Stable Operating Income Streams
Six Unconsolidated Mining Operations (Louisiana, North Dakota and Texas)
•	Cost plus an agreed pre-tax profit or management fee per ton

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by customer; non-recourse to NAC

•	No coal market price risk

•	Long-term contracts (2017-2045)
•	Contract expiring in 2017 may be extended for four additional periods of five years, or until 2037, at NAC’s option
•	2009 deliveries of 26.5 million tons

•	Three of these mining operations are in the development stage and therefore do not mine or deliver coal
•	Demery Resources Company
•	Approximately 300,000 to 400,000 tons of coal annually for a new customer, with initial deliveries expected to commence in late 2010
•	Camino Real Fuels
•	Approximately 2.7 million tons of coal annually for a new customer, with initial deliveries expected to commence in 2012
•	Caddo Creek Resources Company
•	Approximately 650,000 tons of coal annually for a customer that currently purchases coal from The Sabine Mining Company, with initial deliveries expected to commence in 2013
Two Consolidated Mining Operations (Texas and Mississippi)
•	Mississippi Mine
•	Fixed price with agreed cost and price escalators

•	NAC assumes operating risks; greater initial capital investment and greater profit opportunity

•	Financing by NAC and not the customer
•	Texas Mine
•	Management fee contract with performance incentive

•	Financing provided by customer; non-recourse to NAC

•	No coal market price risk

•	Contract expires in 2010. NAC intends to respond to customer’s “Request for Proposal” to operate the mine beyond 2010
•	Contracts extend from 2010-2032

•	2009 deliveries of 6.9 million tons
In late 2009, NAC sold the Red River Mining Company in Louisiana. During 2009, Red River delivered 0.7 million tons of coal.
Eight limerock dragline mining operations (Florida)
•	Cost plus an agreed pre-tax profit or fixed fee per cubic yard of limerock removed from quarry

•	2008 deliveries of 22.0 million cubic yards

•	2009 deliveries of 3.6 million cubic yards
•	Deliveries significantly lower in 2009 as a result of an unfavorable legal ruling that set aside NAC’s customers’ mining permits. New permits were issued in early 2010.
Other Income Streams
•	Agreements to provide consulting services based on North American Coal’s mining expertise

•	Mineral royalty streams from North American Coal’s non-operating properties
Outstanding Mining Skills
•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record
Future Mining Project Potential
•	Potential for further coal mining projects

•	Potential for additional limerock dragline or other natural resources mining projects
New Project Opportunities
•	Pursue various projects related to new coal-based energy technologies, including coal-to-liquids conversion, coal gasification and other clean coal technologies

•	Pursue managing coal mining projects worldwide